Exhibit 99.2
Prepared by: Paul Kippley, 110 N. Marshall St., Rock Rapids, IA 41246 (712) 472-2567
MEMORANDUM OF EXTENSION OF OPTION TO PURCHASE
An Extension of Option to Purchase has been granted to Victory Renewable Fuels, LLC, from Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, and Travis R. Knoblock and Kathy S. Knoblock, husband and wife, for the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-Nine (99) North, Range Forty-Six (46), West of the 5th P.M., Lyon County, Iowa.
A copy of the Option to Acquire can be obtained from Victory Renewable Fuels, LLC.
This Option automatically lapses on January 1, 2008 unless extended in writing by the parties. If extended a Memorandum to that effect shall be recorded.
Dated this 15th day of June, 2007

/s/ Thadd D. Knoblock	/s/ Wendy S. Knoblock

Thadd D. Knoblock	Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblock

Travis R. Knoblock	Kathy S. Knoblock

STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]
STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]
STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]

STATE OF IOWA, COUNTY OF LYON, ss:
On this 15th day of June, 2007, before me, the undersigned, a Notary Public in for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[	(SEAL) DAVID LANTZ	]
[	Commission Number 717910	]	/s/ David Lantz

[	MY COMMISSION EXPIRES	]	NOTARY PUBLIC
[	Aug 12, 2008	]

3